SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     February 13, 2004

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 5.     Other Events and Regulation FD Disclosure.

On February 13, 2004, the registrant’s wholly-owned subsidiary, InSight Health Corp. (“InSight”), entered into a stock purchase agreement with Cardinal Health, Inc. and certain of its subsidiaries to acquire twenty-two (22) diagnostic imaging centers located in California, Arizona, Texas, Kansas, Pennsylvania and Virginia and issued a press release related thereto. Under the stock purchase agreement InSight will acquire all of the stock of Comprehensive Medical Imaging, Inc. and its subsidiaries (collectively “CMI”), all of which are indirect wholly owned subsidiaries of Cardinal Health, Inc.

On March 5, 2004, the registrant issued a press release to revise, clarify and reaffirm certain information in its press release issued on February 13, 2004.  The March 5, 2004 press release is attached to this Form 8-K/A as Exhibit 99.1

Certain historical combined financial statements of the CMI business that InSight has agreed to acquire are also attached to this Form 8-K/A as Exhibits 99.2 and 99.3. These historical combined financial statements include the assets, liabilities, results of operations, owners’ equity and cash flows of one diagnostic imaging facility that InSight is not acquiring in the acquisition. The revenue from the facility not being acquired was approximately $0.6 million for the nine months ended September 30, 2003.

In preparing its combined financial statements, CMI has made certain assumptions, estimates and adjustments that affect its reported amounts and disclosures. The registrant takes no responsibility for the assumptions, estimates and adjustments made by CMI in preparing its combined financial statements attached as Exhibits 99.2 and 99.3.

The registrant is filing the combined financial statements of the CMI business that InSight has agreed to acquire with this Form 8-K/A solely to comply with Regulation FD. The combined financial statements, attached as Exhibits 99.2 and 99.3, do not (and are not intended to) satisfy any filing obligations that the registrant has, or may in the future have, under the Securities and Exchange Act of 1934, including, filing obligations under Item 2 and Item 7 of Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release dated March 5, 2004.

99.2         Audited combined balance sheets as of December 31, 2002 and 2001, audited combined statements of operations, owners’ equity and cash flows for the three years in the period ended December 31, 2002, and notes thereto, and report of independent auditors with respect to the CMI business which InSight has agreed to acquire.

99.3         Unaudited combined balance sheet as of September 30, 2003 and unaudited combined statements of operations, owners’ equity and cash flows for the nine months in the period ended September 30, 2003 with respect to the CMI business which InSight has agreed to acquire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2004	INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/S/ Marilyn U. MacNiven-Young
Marilyn U. MacNiven-Young
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated March 5, 2004.

99.2

Audited combined balance sheets as of December 31, 2002 and 2001, audited combined statements of operations, owners’ equity and cash flows for the three years in the period ended December 31, 2002, and notes thereto, and report of independent auditors with respect to the CMI business which InSight has agreed to acquire.

99.3

Unaudited combined balance sheet as of September 30, 2003 and unaudited combined statements of operations, owners’ equity and cash flows for the nine months in the period ended September 30, 2003 with respect to the CMI business which InSight has agreed to acquire.